UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 30, 2010

Interleukin Genetics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On September 30, 2010, Interleukin Genetics, Inc. (“we”, “our”, “us”) entered into the third amendment to amended and restated note purchase agreement with our majority stockholder Pyxis Innovations Inc. (“Pyxis”), an affiliate of Alticor Inc., to (i) extend the availability of our existing credit facility with Pyxis until June 30, 2012 and (ii) extend the maturity date for repayment of all borrowing under the credit facility until June 30, 2012.  Prior to the third amendment, the credit facility had been scheduled to expire on June 30, 2011 and the maturity date for repayment of all borrowing under the credit facility had been August 16, 2011.  A copy of the third amendment to amended and restated note purchase agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The original note purchase agreement, entered into by us and Pyxis on October 23, 2002, was subsequently amended on November 13, 2002, January 28, 2003, March 5, 2003, February 23, 2006, August 17, 2006 and August 12, 2008, amended and restated on March 11, 2009 and further amended on August 10, 2009 and February 1, 2010.  Pursuant to the amended and restated note purchase agreement, Pyxis extended to us a credit facility in the aggregate amount of $14,316,255.

On June 10, 2008, we drew down $4,000,000, on May 29, 2009, we drew down $1,000,000, on November 9, 2009, we drew down $2,000,000, on February 1, 2010, we drew down $2,000,000 and, as described below, on September 30, 2010, we drew down $2,000,000 under this credit facility.  After taking into account the September 30, 2010 draw down, we may borrow the remaining $3,316,255 under the credit facility until June 30, 2012.  All borrowing under the credit facility is convertible into shares of our common stock at a conversion price equal to $5.6783 per share.

As a result of the extension of the maturity date, all borrowing under the credit facility becomes due on June 30, 2012.  Therefore, we have issued amended and restated promissory notes for those previously issued on June 10, 2008, May 29, 2009, November 9, 2009 and February 1, 2010, to reflect the amended maturity date.  A copy of the form of amended and restated promissory note is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation.

Also on September 30, 2010, we elected to draw down $2,000,000 under our existing convertible credit facility (described under Item 1.01) with Pyxis and issued a convertible promissory note to Pyxis in that amount.  The promissory note issued to Pyxis is attached hereto as Exhibit 4.2 and is incorporated herein by reference.  The principal amount of the note is due and payable on June 30, 2012.  The note bears interest at a variable rate equal to the “prime rate” and the interest is payable quarterly.  Prior to the maturity date, any portion or the entire outstanding principal and any accrued but unpaid interest under the note is convertible at Pyxis’s election into shares of our common stock at a price of $5.6783 per share.  As of the date the note was issued, it was convertible into an aggregate of 352,218 shares of our common stock.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
4.1	Form of Amended and Restated Promissory Note under credit facility with Pyxis Innovations Inc. issued on September 30, 2010.

4.2	Form of (new) Promissory Note under credit facility with Pyxis Innovations Inc.
10.1	Third Amendment to Amended and Restated dated as of September 30, 2010 between the Company and Pyxis Innovations Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interleukin Genetics, Inc.
(Registrant)

Date: October 4, 2010	/s/ ELIOT M. LURIER
Eliot M. Lurier
Chief Financial Officer
(Signature)